UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of report (Date of earliest event reported): April 24, 2003

                         NORTH CENTRAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

            Iowa                      0-27672                    42-1449849
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

                     c/o First Federal Savings Bank of Iowa
                   825 Central Avenue, Fort Dodge, Iowa 50501
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 576-7531

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 1-6.    Not applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)          The following exhibits are filed with this Report:

             Exhibit No.  Description
             -----------  -----------

             99.1         Press release issued by North Central Bancshares, Inc.
                          (the "Company") on April 24, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8.      Not applicable.

Item 9.      Regulation FD

             The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

             On April 24, 2003, the Company announced its earnings for the first quarter of the 2003 fiscal year. A copy of the press release dated April 24, 2003, describing first quarter earnings is attached as
             Exhibit 99.1.

Item 10-11.  Not applicable.

Item 12.     Results of Operations and Financial Condition

             See Item 9 per SEC Release 33-8216, March 27, 2003.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          NORTH CENTRAL BANCSHARES, INC.




                          By:    /s/ David M. Bradley
                                 --------------------
                          Name:  David M. Bradley
                          Title: Chairman, President and Chief Executive Officer


Date: April 24, 2003

                                  EXHIBIT INDEX

Exhibit No.                        Description
------- ---                        -----------
    99.1               Press Release dated April 24, 2003.